                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Pulaski Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:
               N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
               N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
               N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
               N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
               N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
               N/A
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     (3) Filing Party:
               N/A
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     (4) Date Filed:
               N/A
     -------------------------------------------------------------------------

                               January 18, 2001


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance) on Thursday, February 15, 2001 at 2:00 p.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Ernst & Young LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                        Sincerely,

                                        /s/ William A. Donius
                                        William A. Donius
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                            Pulaski Financial Corp.
                             12300 Olive Boulevard
                           St. Louis, Missouri 63141
                                (314) 878-2210
--------------------------------------------------------------------------------

                   Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

     On Thursday, February 15, 2001, Pulaski Financial Corp. (the "Company") will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance). The meeting will begin at 2:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

     1.   The election of two directors to serve for a term of three years;

     2. The ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2001; and

     3.   Such other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Stockholders of record at the close of business on December 22, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Christine A. Munro
                                              ----------------------------
                                              Christine A. Munro
                                              Corporate Secretary

St. Louis, Missouri
January 18, 2001

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                            PULASKI FINANCIAL CORP.
                         ----------------------------

                                PROXY STATEMENT

                         ----------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. ("Pulaski Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance), on Thursday, February 15, 2001, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about January 18, 2001.

                          Voting And Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 22, 2000. As of the close of business on that date, a total of 3,025,337 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Pulaski Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting, constituting a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees, or withhold votes as to any nominee. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of

Ernst & Young LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Board of Directors of Pulaski Financial for the purpose of requesting that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker or bank that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in Pulaski Bank's ESOP or 401(k) Plan

     If you participate in the Pulaski Bank Employee Stock Ownership Plan or if you hold shares through Pulaski Bank's 401(k) Plan, you will have received with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustees have received voting instructions, subject to the exercise of their fiduciary duties. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Pulaski Financial Corp. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is February 5, 2001.

                                Stock Ownership

     The following table provides information as of December 1, 2000 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                       Number of       Percent of Common
Name and Address                      Shares Owned     Stock Outstanding
----------------                      ------------     -----------------

Pulaski Bank                          232,760/(1)/           7.7%
Employee Stock Ownership Plan
12300 Olive Boulevard
St. Louis, Missouri 63141

______________________
(1) Includes 213,363 shares that have not been allocated to participants' accounts and 19,397 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the ESOP Trustee will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP Trustee has received voting instructions from participants. The ESOP Trustee is First Bankers Trust Company, N.A.

     The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation table on page 7, and by all directors and executive officers of the Company as a group as of December 1, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                   Number of Shares
                                                                     That May be
                                            Number of             Acquired Within 60        Percent of
                                           Shares Owned           Days by Exercising       Common Stock
                Name                   (excluding options)             Options              Outstanding
-----------------------------------  --------------------------  ---------------------  --------------------
E. Douglas Britt                             34,035/(1)/                3,880                   1.2%

Michael J. Donius                            47,381/(2)/               15,660                   2.1

William A. Donius                            68,248/(3)/               30,505                   3.2

Garland A. Dorn                              16,188/(4)/                5,540                     *

Robert A. Ebel                               64,845/(5)/                3,880                   2.3

Thomas F. Hack                               37,972/(6)/               15,345                   1.8

Dr. Edward J. Howenstein                     55,984/(7)/                3,880                   2.0

All Directors and Executive                 324,653                    78,690                  13.0%
   Officers as a group (7 persons)

______________________
*Less than 1% of the shares outstanding
(1) Includes 4,954 shares of unvested restricted stock as to which Mr. Britt has voting but not investment power.
(2) Includes 17,379 shares of unvested restricted stock and 1,067 shares held under the ESOP as to which Mr. M. Donius has voting but not investment power and 7,050 shares held jointly with Mr. Wm. Donius.
(3) Includes 27,414 shares of unvested restricted stock and 1,167 shares held under the ESOP as to which Mr. Wm. Donius has voting but not investment power and 6,021 shares held jointly with Mr. M. Donius.
(4) Includes 4,655 shares of unvested restricted stock as to which Mr. Dorn has voting but not investment power and 312 shares owned by Mr. Dorn's spouse.
(5) Includes 5,054 shares of unvested restricted stock as to which Mr. Ebel has voting but not investment power.
(6) Includes 20,027 shares of unvested restricted stock and 1,115 shares held under the ESOP as to which Mr. Hack has voting but not investment power.
(7) Includes 5,054 shares of unvested restricted stock as to which Dr. Howenstein has voting but not investment power, 36,171 shares owned by Dr. Howenstein's spouse and 4,034 shares held in a trust under which Dr. Howenstein's spouse has voting and investment power.

                      Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of six members. Four of them are independent directors and two are members of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees for election this year are Thomas F. Hack and Dr. Edward J. Howenstein, each of whom is currently a member of the Board of Directors of the Company and Pulaski Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the

Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of both of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of September 30, 2000. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

                      Nominees for Election of Directors

     The nominees standing for election are:

     Thomas F. Hack joined Pulaski Bank in 1967 and has served as the Treasurer since 1974 and as the Chief Financial Officer since 1993. Age 56. Director since 1985.

     Dr. Edward J. Howenstein is a retired dentist. Age 74. Director since 1973.

                        Directors Continuing in Office

     The following directors have terms ending in 2002:

     William A. Donius has served as President and Chief Executive Officer of Pulaski Bank since December 1, 1997. Mr. Donius is also Chairman of the Board of Directors of the Company and Pulaski Bank. He previously served as Senior Vice President from February 1997 to December 1997, as Vice President from April 1995 to February 1997, and as Director of Marketing from July 1992 to April 1995. Age
42. Director since 1997.

     Robert A. Ebel has served as Chairman of the Board of Universal Printing Co., a commercial printer in St. Louis, Missouri, since 1986. Mr. Ebel also was Chief Executive Officer of Universal Printing Co. from 1986 to 1995. Age 70. Director since 1979.

     The following directors have terms ending in 2003:

     E. Douglas Britt is a retired bank executive and a retired officer in the U.S. Air Force. Age 74. Director since 1993.

     Garland A. Dorn is President and Chief Executive Officer of Diagnostic Rehabilitation Systems, Inc., St. Louis, Missouri, a medical equipment supplier. Age 69. Director since 1995.

Meetings and Committees of the Board of Directors

     The business of the Company and Pulaski Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2000, the Board of Directors of the Company held 13 meetings and the Board of Directors of Pulaski Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

     The Audit Committee, currently consisting of Directors Britt, Dorn and Ebel, is responsible for developing and monitoring the Company's audit program. The Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Audit Committee met three times during the fiscal year ended September 30, 2000.

     The Compensation Committee, currently consisting of Directors Wm. Donius, Ebel and Howenstein, recommends annual salary levels for senior officers and compensation for members of the Board of Directors. The Compensation Committee met five times during the fiscal year ended September 30, 2000.

     The full Board of Directors acts as the Nominating Committee for the annual selection of management's nominees for election as directors. The Company's bylaws provide for stockholder nominations of directors. These provisions require that nominations be made pursuant to timely written notice to the secretary. The stockholder's notice must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and the Securities Exchange Act of 1934. See "Stockholder Proposals." The full Board of Directors met once in its capacity as the Nominating Committee during the fiscal year ended September 30, 2000.

Directors' Compensation

     Non-employee directors of Pulaski Bank receive a fee of $950 per month, $225 for each board meeting attended and $225 per committee meeting. No separate fees are paid for service on the Company's Board of Directors.

     During the year ended September 30, 2000, each non-employee director received options to acquire 11,638 shares of Pulaski Financial common stock and 4,655 shares of restricted stock. The options vest in equal installments over three years. The restricted stock vests in equal installments over five years.

                            Executive Compensation

Summary Compensation Table

     The following information is furnished for Messrs. Wm. Donius, Hack and M. Donius. No other executive officer of Pulaski Bank received salary and bonus of $100,000 or more during the year ended September 30, 2000.

                                                                             Long-Term Compensation
                                           Annual Compensation                       Awards
                              -----------------------------------------------------------------------
                                                                 Other                    Securities
                                                                 Annual      Restricted   Underlying
                              Fiscal                         Compensation   Stock Awards Options/SARs    All Other
      Name and Position        Year     Salary      Bonus         (1)         ($) (2)        (#)       Compensation
--------------------------   --------  ----------  -------  --------------  ------------ ------------  ------------
William A. Donius              2000     $163,600    $25,000         $ --       $291,091       64,009      $119,572(3)
   Chief Executive Officer,    1999      157,000     12,100           --             --           --         3,020
   President and Chairman of   1998      135,000     12,000           --             --           --        13,950
   the Board

Thomas F. Hack                 2000     $130,600    $    --         $ --       $202,514       29,095      $ 86,133(4)
   Chief Financial Officer,    1999      125,000      9,400           --             --           --         2,397
   Treasurer and Director      1998      105,000      9,400           --             --           --        18,600

Michael J. Donius(5)           2000     $130,100    $    --         $ --       $177,186       29,095      $ 75,834(6)
   Executive Vice President,   1999      125,000      9,600           --             --           --         1,821
   Chief Operating Officer     1998      107,000      9,600           --             --           --        18,600
   and Director

________________________
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed the lesser of $50,000 or 10% of salary and bonus for the named executive officers.
(2) Includes 26,767, 18,622 and 16,293 shares of restricted stock granted to Messrs. Wm. Donius, Hack and M. Donius, respectively, under the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in five equal annual installments commencing on January 21, 2001, the first anniversary of the awards. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of September 30, 2000, the market value of the unvested shares of restricted stock held by Messrs. Wm. Donius, Hack and M. Donius was $264,324, $183,892 and $160,893.
(3) Consists of employer contribution to Pulaski Bank's 401(k) plan of $3,162, contribution to ESOP of $9,342 and the taxable payment of $4.00 per share special cash distribution with respect to unvested shares of restricted stock, which totaled $107,068.
(4) Consists of employer contribution to Pulaski Bank's 401(k) plan of $2,511, contribution to ESOP of $9,134 and the taxable payment of $4.00 per share special cash distribution with respect to unvested shares of restricted stock, which totaled $74,488.
(5)  Mr. M. Donius resigned from the Company effective December 31, 2000.
(6) Consists of employer contribution to Pulaski Bank's 401(k) plan of $1,907, contribution to ESOP of $8,755 and the taxable payment of $4.00 per share special cash distribution with respect to unvested shares of restricted stock, which totaled $65,172.

Employment Agreements

     The Company and Pulaski Bank currently maintain three-year employment agreements with Messrs. Wm. Donius and Hack. The term of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the term of the Pulaski Bank employment agreements are renewable on an annual basis. The employment agreements provide that the executive's base salary will be reviewed at least annually. The base salaries which are currently effective for the employment agreements for Messrs. Wm. Donius and Hack are $168,090, and $125,100, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel.

     The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for the executive's life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive for reasons other than a change in control, the executive must comply with a one year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, the executive or, if the executive dies, his beneficiary, would be entitled to a severance payment equal of three times the average of the five preceding taxable years' annual compensation. The Company and Pulaski Bank would also continue the executive's life, health, and disability coverage for thirty-six months. The term "change in control" is defined in the agreement as having occurred when, among other things: (a) a person other than the Company purchases shares of the Company's common stock in a tender or exchange offer for such shares; (b) any person (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (c) the membership of the Board of Directors changes as the result of a contested election; or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

Retirement Plan

     Pulaski Bank is a participant in the Financial Institutions Retirement Fund, a multi-employer, non-contributory defined benefit retirement plan. The following table indicates the annual retirement benefits that would be payable upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the plan are limited to $135,000 per year for the 2000 calendar year.

              Highest Five                                       Years of Service
              Year Average        -------------------------------------------------------------------------------
              Compensation            15               20              25               30               35+
           -------------------    ------------     ------------    ------------     ------------    -------------
                $  50,000            11,250           15,000          18,750           22,500           26,250
                   60,000            13,500           18,000          22,500           27,000           31,500
                   70,000            15,750           21,000          26,250           31,500           36,750
                   80,000            18,000           24,000          30,000           36,000           42,000
                   90,000            20,250           27,000          33,750           40,500           47,250
                  100,000            22,250           30,000          37,500           45,000           52,500
                  110,000            24,750           33,000          41,250           49,500           57,750
                  120,000            27,000           36,000          45,000           54,000           58,000
                  130,000            29,250           39,000          48,750           58,500           63,250
                  140,000            31,500           42,000          52,500           63,000           68,500
                  150,000            33,750           45,000          56,250           67,500           73,500
                  160,000            36,000           48,000          60,000           72,000           79,000

     The retirement plan provides for monthly payments to, or on behalf of, each covered employee. All full-time employees are eligible to participate after completion of one year of service to Pulaski Bank (at least 1,000 hours of service in 12 consecutive months) and the attainment of age 21. Benefits are based upon years of service and salary excluding bonuses, fees, commissions, etc. Employees terminating employment before they are 100% vested will have benefits reduced accordingly based on the percentage they are vested. As of September 30, 2000, Messrs. Wm. Donius and Hack had 8 years and 32 years of credited service, respectively, under the plan.

     The normal retirement age is 65 and the early retirement age is before age 65, but after age 45. Normal retirement benefits are equal to the sum of: (1) 1.5% multiplied by the years of service to Pulaski Bank and by the employees's average base salary for the five highest consecutive years preceding retirement up to the covered compensation level; and (2) 2% multiplied by the years of service to Pulaski Bank and by the employees's average base salary above the covered compensation level for the five highest consecutive years preceding retirement. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement, benefits payable are equal to the benefits payable assuming retirement at age 65 reduced by applying an early retirement factor based on age and vesting service when payments begin. Payment may also be deferred to any time up to age 70, in which case the retirement allowance payable at age 65 will be increased by 0.8% for each month of deferment after age 65 (to a maximum increase of 48%). Pulaski Bank makes annual contributions to fund the benefits computed on an actuarial basis.

     Upon retirement, the regular form of plan benefit is an annuity payable in equal monthly installments for the life of the employee. Optional annuity benefit forms may also be elected by the employee. Plan benefits are integrated with social security benefits.

Option Grants in Last Fiscal Year

     The following table lists all grants of options to the named executive officers for fiscal year 2000 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                   Annual Rates of
                              Number of       % of Total                                              Stock Price
                              Securities        Options     Exercise or                            Appreciation for
                              Underlying      Granted to     Base Price                               Options (3)
                           Options Granted   Employees in    Per Share       Expiration         ------------------------
          Name                  (#)(1)        Fiscal Year       (2)             Date                5%          10%
-------------------------  ----------------- -------------- -------------  ----------------     -----------  -----------
William A. Donius ........        64,009          27.5%         $8.10        January 21, 2010    $326,065     $826,356
Thomas F. Hack ...........        29,095          12.5           8.10        January 21, 2010     148,094      375,616
Michael J. Donius ........        29,095          12.5           8.10        January 21, 2010     148,094      375,616

_____________________
(1) Options become exercisable in three equal annual installments commencing on January 21, 2001, the first anniversary of the date of grant; provided, however, options will be immediately exercisable in the event the optionee terminates employment following a change in control of the Company or Pulaski Bank or due to death or disability.
(2) Reflects reduction in exercise price to reflect the $4.00 per share special cash distribution paid by the Company on September 1, 2000, as authorized under the anti-dilution provisions of the 2000 Stock-Based Incentive Plan.
(3) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of Pulaski Financial common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $13.19 and $21.01, respectively, as of the expiration date of the options.

Fiscal Year-End Option Values

     No stock options were exercised by Messrs. Wm. Donius, Hack or M. Donius during the fiscal year ended September 30, 2000. The following table provides certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by those individuals as of September 30, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end stock price.

                                                 Number of Securities
                                                Underlying Unexercised                  Value of Unexercised
                                                   Options at Fiscal                    In-the-Money Options
                                                    Year-End(#) (1)                   at Fiscal Year-End($)(2)
                                         --------------------------------------  -----------------------------------
Name                                        Exercisable        Unexercisable       Exercisable       Unexercisable
----                                     -----------------  -------------------  --------------    -----------------
William A. Donius ...................            9,168               70,120        $     --             $113,616
Thomas F. Hack ......................            5,646               29,095          25,153               51,644
Michael J. Donius ...................            5,961               29,095          26,556               51,644

__________________
(1) All of the options in this table reflect an adjustment made to their exercise price to reflect the $4.00 special cash distribution paid by the Company on September 1, 2000, as authorized under the anti-dilution provisions of the 2000 Stock-Based Incentive Plan.
(2) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Reports of the Compensation and Audit Committees of the Company and Performance Graph shall not be incorporated by reference into any such filings.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Bank for the year ended September 30, 2000. Recommendations regarding all components of compensation paid to executive officers of the Company and the Bank are made by the Compensation Committee of the Company's Board of Directors and are approved by the Company's Board of Directors.

     Compensation Policies and Procedures. The Compensation Committee reviews management's recommendations for compensation and benefits for officers and employees, including officers and employees of the Bank. The Compensation Committee recommends to the full Board of Directors the amount and composition of executive compensation paid to the executive officers, including the President and Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations of the Compensation Committee.

     Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company's executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance which strengthen the Company and enhance stockholder value.

     The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the President and Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the President and Chief Executive Officer. The President and Chief Executive Officer does not participate in the Compensation Committee's decision as to his compensation package.

     To achieve the compensation objectives established by the Compensation Committee, the Company's executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the retirement plan, the Pulaski Bank employee stock ownership plan, the Pulaski Financial Corp. 2000 Stock-Based Incentive Plan, the Pulaski Financial Corp. Annual Incentive Plan and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

     In establishing individual compensation levels, the Compensation Committee considers the Company's overall objectives and performance, peer group comparisons and individual performance. Except with respect to the determination of bonus payments, as described below, no formula is used to determine an executive's salary. The Company's overall performance and the achievement of financial and business objectives are considered. Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

     Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial services institutions and each executive's level of responsibility. The Compensation Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable peer institutions. Adjustments also reflect the performance of the executive and any increased responsibilities assumed by the executive.

     Bonus. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company's overall performance. All of the outside directors participated in the discussion and decision as to the bonuses that would be determined for all senior officers, including the Chief Executive Officer. The outside directors took into account that base compensation and board fees have been relatively unchanged over the past three calendar years for senior management.

     Chief Executive Officer Compensation. The compensation of the Chief Executive Officer during 2000 consisted of the same elements as for other senior executives, including salary and bonus. Mr. Donius' base salary remained relatively unchanged over the past three calendar years. In reviewing base salary, the Committee consulted surveys from the America's Community Bankers Compensation Guide, the SNL Compensation Guide and updated a peer group study performed for the Bank by an independent consultant. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and characteristics primarily in the Midwest region of the United States. The Committee observed that Mr. Donius' base compensation was commensurate with the survey information used for comparative purposes.

     Mr. Donius was paid a discretionary cash bonus of $25,000 for fiscal 2000. All of the outside directors, in determining an appropriate 2000 bonus for Mr. Donius considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, continued earnings growth, strong growth in retail banking fee income, strong mortgage revenue growth and progress on the Company's three year strategic plan initiatives. In addition, the outside directors reviewed the cash bonuses paid to chief executive officers of similar institutions. The outside directors did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company's business performance.

     Compensation Committee of the Company consisting of:

          William A. Donius, Chairman
          Robert A. Ebel
          Dr. Edward J. Howenstein

Compensation Committee Interlocks and Insider Participation

     Mr. Wm. Donius served on the Compensation Committee during the 2000 fiscal year. During that time, Mr. Wm. Donius served as President and Chief Executive Officer of the Company and the Bank.

                               Performance Graph

     The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph presented represents Pulaski Bank's common stock until December 3, 1998, the date upon which Pulaski Bank's former mutual holding company was converted to stock form and the Company issued its common stock. The graph assumes $100 was invested at the close of business on September 30, 1995.

                             [GRAPH APPEARS HERE]

                                               ---------------------------------------------------------
                                               9/30/95   9/30/96   9/30/97   9/30/98   9/30/99   9/30/00
                                               -------   -------   -------   -------   -------   -------
Pulaski Financial Corp.......................   $100.00   120.15    252.47    214.96    186.55    243.08
The Nasdaq Index (U.S. Companies)............    100.00   186.68    162.92    165.50    270.38    358.96
SNL Midwest Thrift Index.....................    100.00   117.92    186.01    185.31    181.00    197.68

                            Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Audit Committee is comprised of three directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                               E. Douglas Britt
                               Garland A. Dorn
                               Robert A. Ebel

               Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2000, with the exception of one late report filed by Dr. Howenstein and Mr. Ebel, each with regard to the exercise of stock options and one late report filed by Mr. Dorn with respect to a purchase transaction.

                         Transactions with Management

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by Pulaski Bank to its executive officers and directors and their associates was approximately $66,000 at September 30, 2000.

                      Proposal 2 -- Independent Auditors

     The Board of Directors has appointed Ernst & Young LLP to be its independent auditors for the 2001 fiscal year, subject to ratification by stockholders. A representative of Ernst & Young LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not accepted by a majority of the votes present, in person or represented by proxy, at the annual meeting, other independent accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

                                 Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Pulaski Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 22, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-K for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 22, 2000 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

                             Stockholder Proposals

     Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than September 20, 2001. If next year's annual meeting is held on a date more than 30 calendar days from February 15, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days before the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest of the stockholder in the proposal. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Christine A. Munro
                                   Christine A. Munro
                                   Corporate Secretary

St. Louis, Missouri
January 18, 2001

                                                                      APPENDIX A

                            PULASKI FINANCIAL CORP.
                            AUDIT COMMITTEE CHARTER

                               Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of Pulaski Financial Corp.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

                                 Organization

     Committee Composition. The committee shall consist of at least three board members, all of whom shall be independent of management and the Company. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

     Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

     External Resources. The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

                          Roles and Responsibilities

Communication with the Board of Directors and Management

     . The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

     . The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the

          Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

     . The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

     . The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming fiscal year.

Review of the Internal Audit

     . The internal audit function shall be responsible to the board of directors through the committee.

     . The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

     . The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

     . If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the internal auditors.

Review of the External Audit

     . The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

     . The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

     . The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the committee and reported to the full board well in advance of the public release of the annual financial statements.

     . The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     . The committee shall review any important recommendations on financial reporting, controls, other matters, and management's response.

     . If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee, and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the external auditors.

Reporting to Stockholders

     . The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements shall be discussed by the committee well in advance of the public release of the interim financial statements, and, if deemed appropriate in the discretion of the committee, reported to the full board.

     . The committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

     . The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

     . The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;
          (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

     . The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

     . The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

     . The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Committee Self Assessment and Education

     . The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

     . The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                            PULASKI FINANCIAL CORP.

                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 15, 2001

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Pulaski Financial Corp. (the "Company"), consisting of Robert A. Ebel and Garland A. Dorn, or either of them, with full powers of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, Missouri (rear entrance), on Thursday, February 15, 2001, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                         FOR ALL
                                                 FOR           WITHHOLD  EXCEPT
                                                 ---           --------  ------
1.   The election as director of the nominees
     listed below (except as marked to the        [_]             [_]      [_]
     contrary below).

     Thomas F. Hack
     Dr. Edward J. Howenstein

     INSTRUCTIONS: To withhold your vote
     for any individual nominee, mark "For
     All Expect" and write that nominee's
     name in the space provided below.
     _________________________________________

                                                 FOR    AGAINST   ABSTAIN
                                                 ---    -------   -------

2.   The ratification of Ernst & Young LLP
     as independent auditors for the fiscal      [_]      [_]       [_]
     year ending September 30, 2001.

3. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2000 Annual Report to Stockholders.

Dated: ______________, ______


__________________________                        ______________________________
STOCKHOLDER SIGN ABOVE                            CO-HOLDER (IF ANY) SIGN ABOVE

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.